Exhibit 99.1

Investor Presentation SunTrust Robinson Humphrey 2009 Financial Services Conference May 19, 2009

Who We Are Main Sub: Rockland Trust Market: Eastern Massachusetts Loans: $3.4 B Deposits: $3.4 B* $AUM: $1.1 B Equity: $0.4 B NASDAQ: INDB * Proforma as of 3/31/09 to include the acquisition of Benjamin Franklin Bancorp.

Key Messages Business lines performing well Generating robust loan and deposit volumes Gaining customers from industry fallout We're more than a traditional community bank Extending our strong local market presence Disciplined risk management culture Strong balance sheet

Company Footprint 71 Branches 3 Mortgage Banking Centers 12 Commercial Banking Centers 4 Investment Management Centers Business generation extends beyond S.E. Mass. footprint Source: SNL Financial; Deposit/Market Share data as of June 30, 2008 including pending transactions. (Includes Credit Unions)

2007 2008 A 363 B 428 C 2007 2008 A 318 B 401 C Strong Organic Growth in Priority Portfolios (Millions) 12/08 vs. 12/07 (ex acquis) 3/09 vs 12/08 7% 5% Comm'l Loan Originations Consumer Loan Originations (Resi's & Home Eq.) +26% +18% Comm'l Loan $ Bal. Home Equity $ Bal. 19% 5% annualized annualized

Repositioning the Balance Sheet Home Eq/Oth. Consumer Loans Consumer-Resi's & Auto Loans Securities & ST Investments Commercial Loans 0.11 0.25 0.27 0.37 Home Eq./Oth. Consumer Loans Consumer - Resi's & Auto Loans Securities & ST Investments Commercial Loans 0.13 0.16 0.22 0.49 2005 $2.8 B 1Q 2009 $3.4 B More Attractive Earning Asset Mix Shift Towards Higher Yielding Assets

Improved Funding Mix - Lower Cost Deposits Savings/ Now C/D's Money Market Demand Deposits 0.29 0.31 0.2 0.2 TOTAL DEPOSITS 1Q 2009 $2.7 B AVERAGE COST - TOTAL DEP: 1.28% Very Focused On Containing Deposit Costs Deposits ?12% annual. vs 4Q08 Core Deposits: 69% No broker CD's

Reducing Below - Hurdle Assets Indirect Consumer Loans $ Millions 2005 2006 2007 Q1 '08 Q2 '08 Q3 '08 2008 1Q09 274 218 166 147 137 141 135 124 Shedding Non-Relationship Assets Accounted for 30% of total 2008 net chargeoffs

Avoided Industry Pitfalls No outsized credit charges No subprime exposure No Fannie or Freddie exposure No loss ($P&L) quarters No dilutive common equity raising No dividend cuts Modest securities impairment

Disciplined Credit Culture Longstanding underwriting conservatism Loan portfolio based within footprint In-depth knowledge of local markets No wholesale originations of any loan type Workout team in place for 16 years

2007 2008 1Q09 3.1 6.2 3.6 Asset Quality - No Drama Net Charge Offs ($ Millions) NPL's ($ Millions) Dec '07 Dec '08 1Q09 7.6 26.9 29 0.37% 1.01% 1.08% Loss Rate NPL % 16bp 24bp 53bp (annual.) Rising with weakening economy Losses well-contained

Strong Loan Loss Reserves Reserves a Healthy Multiple of Loss Rate Reserves/Loans Net Chargeoffs/Avg. Loans

Operating Earnings Trends 4Q08 1Q09 4Q08 1Q09 East 3 West 5.3 North 6 6.5 2007 2008 2008 East 30.1 West 25.3 North 30 ex sec. impairment ex sec. impairment Earnings ($Mil) Solidly Profitable Despite Economic Turmoil ex CPP pref. div Earnings* ($Mil) Diluted E.P.S. $2.13 $1.61 $1.90 $0.18 $0.33 $0.37 $0.40 *available to common shareholders

Net Interest Margin Holding Up Despite Difficult Conditions

2005 2006 2007 Q1 '08 Q2 '08 Q3 '08 Q3 '08 YTD 2008 1Q09 5.3 6.1 8.1 2.7 3.1 2.8 8.6 11.1 2.3 4Q05 4Q06 4Q07 4Q08 1Q09 Q3 '08 680 816 1289 1124 1066 1262 Fee Based Revenues - Steady and Growing Source 109% Assets Under Management ($ Millions) Wealth Management Revenue ($ Millions) Wealth Management - Strategic Priority Natural Fit with Client Base Change in Retail Origination Model Paying Off Recent O'Connell Acquisition Extends Reach $ AUM holding up comparatively well in very weak markets # of Accounts 1,342 1,528 2,501 2,756 2,828

Acquisition of Benjamin Franklin Bancorp. (BFBC) Strategic Rationale Contiguous expansion into highly attractive markets Greater access to Boston's western suburbs Excellent demographics and higher density Acquiring a healthy, well-run, growing community bank Building franchise value - solid loan and deposit base Ability to penetrate Benjamin Franklin Bancorp.'s customer base with INDB's deeper product set Financially beneficial - accretive in Year 1

INDB/BFBC Footprint INDB: 60 Branches BFBC: 11 Branches BFBC 12/31/08 ($MM) Deposits: $653 Loans: $689 Equity: $110

Attractive Demographics Source: SNL Financial MA INDB BFBC A 68.176 B 70.9 C 85.7 C Median HH Income ($ Thou.) 2008 Total Population (Thou.) 2008 INDB/BFBC Proforma MA A 3430 B 6518 C

Building Franchise Value Disciplined Acquisitions $336mm Deposits $135mm Loans 16 Branches Deal Value: $40mm 12% Dep. Premium Fleet Divest. Aug '00 $158mm Assets $137mm Deposits 4 Branches Deal Value: $37mm 11% Dep. Premium Falmouth Bancorp Jul '04 IRS Sec. 1031 Like-Kind Exchange Services Deal Value: N/A Cash Deal w/ Earn-Out Compass Exchange Jan '07 $200mm AUM Deal Value: N/A Cash Deal w/ Earn-Out O'Connell Investments Nov '07 $610mm Assets $409mm Deposits 9 Branches Deal Value: $105MM 17% Dep. Premium Slade's Ferry Bancorp Mar '08 $998mm Assets $653mm Deposits 11 Branches Deal Value: $84.5mm 2% Dep. Premium Benjamin Franklin Bancorp. Q2 '09 All Acquisitions Immediately Accretive BANK NON-BANK

Repayment of CPP Investment ($78MM) to U.S. Treasury RATIONALE Originally intended for healthy banks to spur lending Quickly viewed as a bailout program Created serious image problems, esp. with customers Gov't changed rules of engagement midstream INDB not constrained in meeting credit demand Remain well-capitalized without CPP

Strong Capital Total Risk-Based % Tier 1 Leverage % Q4 '05 Q4 '06 Q4 '07 Q1 '08 Q2 '08 Q3 '08 4Q08 1Q09 0.0771 0.0758 0.0805 0.0778 0.0802 0.0855 0.0761 0.0769 4Q08 1Q09 0.119 0.123 Tangible Capital % Q4 '05 Q4 '06 Q4 '07 Q1 '08 Q2 '08 Q3 '08 4Q08 1Q09 0.057 0.057 0.063 0.058 0.059 0.0691 0.054 0.053 0.053 (1) Includes tax deductibility of certain goodwill and excludes impact of CPP warrants (1) Pro-forma without CPP Pro-forma without CPP

Attentive to Shareholder Returns 2003 2004 2005 2006 2007 2008 1Q09 East 0.52 West 0.56 North 0.6 0.64 0.68 0.72 0.18 *declared Cash Dividends* Per Share

Our GamePlan in Very Challenging Environment Expand business with new and existing customers Fulfill local credit needs while maintaining discipline Cultivate strong deposit base with rational pricing Continue to capitalize on competitive dislocations Integrate Ben Franklin quickly and smoothly Exert expense restraint while funding growth initiatives Take an opportunistic and selective approach to bank and inv. mgmt. acquisitions

INDB - Investment Merits Building franchise value in attractive markets Strong on-the-ground business volumes Operating platform that can be leveraged further Balance sheet equipped to deal with severe environment Grounded management team - does not "reach for earnings" Aligned with shareholders - insider ownership 9% Positioned to grow, build, and acquire to drive long-term value creation

Statements contained in this presentation that are not historical facts are "forward- looking statements" that are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time. NASDAQ Ticker: INDB www.rocklandtrust.com Denis Sheahan - CFO Shareholder Relations: Jennifer Kingston (781) 878-6100